Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
EBP, Statement of Net Asset Available for Benefit [Line Items]
Cash	$ 54	$ 53
Investments at fair value	2,406,607	2,077,057
Investments, at contract value	217,037	214,159
Receivables:
Notes receivable from participants	14,368	14,423
Employer contributions	13,802	14,268
Total receivables	28,170	28,691
Net assets available for benefits	$ 2,651,868	$ 2,319,960